AMP HOLDING INC. THE FUTURE OF LOGISTICS: ELECTRIC TRUCKS, VANS AND DRONES.



INVESTOR PRESENTATION

WORKHORSE

AMP HOLDING INC.
THE FUTURE OF LOGISTICS: ELECTRIC TRUCKS, VANS AND DRONES.

WORKHORSE

DISCLAIMER:
THIS REPORT MAY CONTAIN FORWARD-LOOKING STATEMENTS THAT REFLECT CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS. ANY SUCH STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED IN THESE FORWARD-LOOKING STATEMENTS. FOR MORE INFORMATION ON THE RISK FACTORS RELATED TO THESE FORWARD-LOOKING STATEMENTS, PLEASE REFER TO AMP'S ANNUAL REPORT, QUARTERLY REPORT, AND OTHER PERIODIC REGULATORY FILINGS AS FILED WITH THE SEC.

AMP'S WORKHORSE –
THE "TESLA" OF DELIVERY VEHICLES

WORKHORSE



WORKHORSE

Assumptions: 10-year $4.25/gal. diesel, 480 miles/week driving, electricity 10 cents/kwH



Dollars/USA
EV Total Savings = $100,000
300,000
250,000
200,000
150,000
100,000
50,000
0
Maintenance
Fuel Cost
Vehicle Cost
Diesel Truck
AMP EV Truck
EV W/Incentives

amp

THE FUTURE OF FLEET LOGISTICS

The **WORKHORSE** delivery truck is the result of more than five years of collaboration between Navistar and AMP.

- On (8/18/2014) the EPA approved the extended range Workhorse E-GEN truck which combines an electric motor with a gas-powered engine that can charge the battery when the truck is turned off (during delivery).
- Received an Initial order (11/12/2014) from a leading logistics company which operates one of the world's largest fleet of delivery vehicles.
- h operates the world's largest fleet of delivery vehicles.
- AMP is the only commercial Electric Vehicle OEM: in 2013 the company acquired a 215,000 sq. ft. plant from Navistar. The plant can produce up to 60,000 vehicles per year.

AMP'S ELECTRIC DRONE:
THE LAST MILE SOLUTION

WORKHORSE

It costs about $1 to move a 20,000-pound diesel powered truck one mile. AMP's vehicles can reduce the cost from $1 to less than $0.30 cents per mile. With drones handling the last leg of a delivery it can bring the cost down substantially as it cost about $.03 vents per mile for drone delivery.


HorseFly

The HorseFly™ battery-powered drone is designed for the package delivery market; can carry up to 10 pounds with a 20-mile range in any weather

- Designed to meet the anticipated FAA guidelines expected in 2015
- Differentiated from other drones as it's designed to work in tandem with a Workhorse electric truck
- Expected to deliver packages, loaded enroute by the driver, to remote locations while the driver continues on the main delivery route, saving the fleet operator much of the fuel cost of the most expensive miles
- HorseFly rejoins the truck at its new location once its delivery is completed
- HorseFly can recharge from atop the Workhorse truck
- Superior to other delivery drones where the package is loaded at the warehouse and must return to the warehouse once the delivery is completed

Paste links into browser to view videos:

http://www.cartalk.com/blogs/jim-motavalli/future-package-delivery-hybrid-truck-drone-backup

http://www.wcpo.com/money/local-business-news/drone-drop-loveland-based-company-puts-new-spin-on-delivery-drones

ELECTRIC TRUCKS PLUS DRONES COULD MAKE DELIVERIES "GREEN" FOX NEWS NOVEMBER 3, 2014

WORKHORSE

Estimated market: commercial drones will top $13.5 billion within three years, and will grow to more than $80 billion between 2015 and 2025. (www.auvsi.com)

Amazon drone delivery from the warehouse to doorstep versus AMP's drone from the delivery truck to doorstep

- Click the link below for the story on AMP's Drone
- https://www.youtube.com/watch?v=q9gzTb4cwUQ

WHY INVEST IN AMP HOLDINGS NOW?

WORKHORSE

2015 commercial launch of the Workhorse (formerly Navistar brand) E-GEN

US drone regulations to be decided impacting the entire package delivery market

- Having received EPA approval in August, AMP is primed to ramp-up commercial production of their patent- pending E-GEN (extended range electric step van) and E-100 (all electric vehicle) at the large OEM plant acquired from Navistar last year
- Initial orders have been recently received from large fleet operators because:
  - Lower cost per mile than competitors; less maintenance and more fuel efficient
  - Battery and onboard charging innovations - By keeping all software, mechanical packaging and electrical battery management systems in house, and using Panasonic LI cells, AMP is able to keep its battery costs very low. This has been a significant impediment to mass adoption of commercial EV's.

HorseFly's logistics reduce the price of last mile delivery enabling companies like UPS and FedEx to compete with Amazon after the drone regulations are official (2015)

AMP has commenced the process to list on a major US stock exchange in 2015

AMP'S MANAGEMENT TEAM

WORKHORSE

Name	Title	Role	Experience
Stephen S. Burns	Founder and CEO	Responsible for company vision, innovation, and creating shareholder value	34 years of experience in building businesses focused on technology and manufacturing. Veteran entrepreneur and founder of several successful start-ups
James Taylor	Chairman of the Board	Provides independent advice and counsel to CEO	34 years of experience in automotive engineering and management. Served as CEO of Hummer during GM's divestiture General Manager of Cadillac
Martin Rucidlo	President	Responsible for strategic business development and operational execution	25 years of experience in sales, marketing and business management
Julio Rodriguez	Chief Financial Officer	Responsible for overseeing company financial activity	35 years of experience in financial management and accounting at multiple public companies
Don Wires	Director of Engineering	Process engineering and manufacturing technology expert	35 years of experience in manufacturing process engineering and automation,
Daniel Zito	Director, Business Development	Responsible for marketing, developing business partnerships and investor relations	30 years of experience in developing, negotiating, and managing international businesses development, finance, and partnerships. Worked with Mr. Burns for 12 years prior to joining AMP
Alan Arkus	Director, Development Engineering	Chief mechanical engineer responsible for mechanical design of WorkHorse trucks	10+ years of experience in the aerospace industry. Held various positions at NASA, Air Force Research Lab, and Naval Research Lab
Duane Hughes	Director/National Sales	Responsible for major fleet sales	20 years of high-end sales experience in multiple business segments
Brian Endsley	Chief Chassis Engineer	Chassis development	12+ years of experience with Navistar International Truck and Engine

THE MARKET FOR ELECTRIC LOGISTICS VEHICLES

Category	• Step Van/Strip Chassis
Total US Market Size in Units	• $1.3 Billion, Estimated 12,000-15,000 units per year
Revenue Streams	• Workhorse strip chassis • Alternative fuel options • Intellectual property licensing
Competitors	• Ford and Freightliner, Smith, EVI
Customers Include	• UPS, Bimbo Bakeries, Aramark, Canada Post, Cintas, Purolator, Peapod, UniFirst, Frito Lay, ARI, LDV
Markets	• Package and product delivery companies • Uniform and laundry services • Food services • Utilities • Special use industries
Distribution Channels	• 400 dealers nationwide

AMP TARGETED THE COMMERCIAL MARKET

STRATEGY IS LESS CAPITAL INTENSIVE THAN TESLA

WORKHORSE

	AMP –Commercial Market	TESLA-Retail Market
Sales & Marketing	Low cost, fleet sales are based on economic savings	Expensive, national marketing campaign
Range	No issue due to local routes	Challenging
Charging Infrastructure	low cost, fleets are charged at the same location nightly	Expensive, national charging network
Service	400 Navistar service locations nationwide	Service done at customers loc
Parts	Navistar's Uptimeparts available nation wide (AMP)	To be established
Total Cost of Ownership	Significantly less than diesel	More expensive than comparable gas vehicles

Conclusion – AMP value proposition is driven by superior economics and offers commercial fleets a competitive advantage

OUR COMPETITIVE ADVANTAGE

WORKHORSE

AMP believes its ability to meet fleet performance specifications and reduce vehicle lifecycle costs affords it significant advantages over competing electric vehicles.

Key Features and Innovative Highlights

- The EPA approved E-GEN Workhorse truck provides a unique extended range solution to the medium duty truck market – this is the only one on the market
- Batteries are the most expensive part of an EV. By using the same Panasonic 18650 batteries as Tesla we are in line to further reduce costs when the Panasonic/Tesla Gigafactory is operating. Like Tesla we warrant our battery packs for 8 years or 100,000 miles.
- Workhorse trucks have a new powertrain that significantly reduces operating costs
- AMP qualifies for financial incentives, such as those offered in New York, California, and Chicago, to lower the purchase price of an EV truck

Workhorse Powertrain vs. Other EV Manufacturers

Characteristics	Workhorse E-GEN	Other Manufacturers
Battery	Like TESLA the Workhorse uses Panasonic LI batteries; our E-GEN battery packs re under $20,000 due to their tandem 25hwp ICE changing engine	A123 (bankrupt), Sinopoly; Industry average battery pack cost $72,000
Range	EPA approved E-GEN emergency range electric medium duty truck which has a greater range since the truck can recharge when parked during a package delivery	Limited range due to electric only option
Cost Efficiency	OEM: less expensive to manufacture	Retrofit: more expensive to manufacture

THE WORKHORSE E-GEN IS COST EFFECTIVE

WORKHORSE

Our EV powertrain has less than 20 moving parts versus over 1,000 for Ford and Freightliner;

Gas vs. AMP E-Gen 10-Year Costs: E-GEN Saves $130,000 vs. Gas due to lower fuel and maintenance costs


E-GEN Truck
Gas Truck
Thousands
$300
$250
$200
$150
$100
$50
$0
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Year 8
Year 9
Year 10
$76
$92
$108
$125
$143
$161
$179
$199
$219
$239
$92
$94
$95
$97
$99
$101
$103
$105
$107
$109

STATE INCENTIVES TO DRIVE SALES EV SALES

WORKHORSE

AMP's Full Electric Vehicles are approved for State Government incentive funding.

nyserda Energy. Innovation. Solutions.

The NYT-VIP is an important partnership between the New York State Energy Research and Development Authority (NYSERDA), New York State Department of Transportation (NYSDOT), New York City Department of Transportation (NYCDOT), and CALSTART.

The program offers incentives for truck purchasers operating in 30 counties in the state. The Workhorse E-100 qualifies for a $60,000 voucher that reduces the purchase price to $73,000. Vehicles destined for New York operations are equipped with a cold weather package for maintaining battery performance.

California Environmental Protection Agency Air Resources Board

The HVIP is designed to offset much of the cost of eligible hybrid and battery-electric medium and heavy-duty vehicles using a simplified purchase voucher. The Workhorse E-100 qualifies for a base incentive of $90,000 under the HVIP in California.

The first three vehicles purchased by a fleet also receive an additional incentive of $10,000 per vehicle. Added together, a Workhorse truck is available to a California purchaser for as little as $33,000.

drive clean CHICAGO

Offers $11,000,000 in incentives to fleets interested in shifting from diesel to zero-emission vehicles. Vouchers are available for fleets operating in the city of Chicago and six surrounding counties.

Workhorse E-100 All-Electric Walk In Vans qualify for an incentive of $60,000 and are equipped with a CARB-certified, on-board, fuel-fired heating system and a cold weather package for maintaining battery performance. The Workhorse E-GEN qualifies for a $32,800 incentive.

Incentives worth $60,000 are also available to customers that wish to convert certain 2004 to 2011 Navistar or Workhorse diesel Walk In Vans to all electric power.

AMP SET TO RAMP PRODUCTION;
ACQUIRED NAVISTAR PLANT & BRAND IN 2013

AMP Holding Inc. acquired the Workhorse brand, engineering, and factory from Navistar International Corporation (NYSE: NAV) and established a supply agreement with its parts supplier UpTime parts. In 2005, when Navistar acquired Workhorse and UpTime, they had a combined revenues of $480 million.



- Purchased Workhorse Custom Chassis from Navistar in March, 2013
- Includes a 215,000 sq. ft. assembly plant, 40,000 sq. ft. office and 15,000 sq. ft. pre-delivery inspection building on a 45 acre campus
- Manufactures Class 4, 5, and 6 Workhorse brand strip chassis
- Capacity to produce up to 60,000 chassis per year
- Scalable infrastructure
- Production lines in 2015;
  - E-GEN 20 mpg extended range electric trucks
  - 100-mile range all-electric medium duty trucks

AMP HEADQUARTERS: EV VEHICLE AND DRONE (R&D) FACILITY

WORKHORSE

Partnering with Univ. of Cincinnati Department of Aerospace Engineering and Engineering Mechanics

E-GEN Drive System (below)



2200 nm/268 HP Motor
Clutch
Integrated Parking Pawl
Driveshaft Yolk
18 kW/25 HP IC Engine
Clutch
Sub-frame with 3-point Mount to Chassis

- **AMP Electric Vehicles, Inc. Cincinnati, OH**
- Proven expertise in engineering variations to traditional drive systems that significantly enhance fuel efficiency
- 30,000 sq. ft. facility includes Corporate Headquarters and R&D
- Manufactures electric drive trains for package delivery trucks
- Developed an all-electric drive system and E-GEN (adjacent picture) for UPS package delivery trucks and completed durability and field testing in 2013
- Developed and delivered a similar system for a medium-duty passenger bus
- Developed a command and control system as well as a delivery Octocopter (drone) to reduce the cost of last mile delivery with the University of Cincinnati

AMP'S PRODUCT LINE

Medium-Duty Delivery Trucks

Innovative design and attractive price point positions AMP Trucks/Workhorse as a top competitor in this market segment.

The Workhorse strip chassis can be powered by an array of propulsion systems and fuel choices.

E-GEN (Emergency Range Electric Vehicle)

- Revolutionary patent-pending system incorporates a 2.4 Liter gas engine de-rated to 25 horsepower that powers the TM4 electric motor as a generator when the battery pack falls below the optimal level of charge
- E-GEN Workhorse truck will deliver the equivalent of 20 mpg compared to the 7.5 mpg of conventional fleet operators, significantly reducing operating costs
- Utilizes a smaller, less expensive battery pack than its competitors
- Reduces customer concerns over range anxiety
- Achieves an industry first: a positive return on investment in three years without government incentives
- ~~Approved for incentive funding in Chicago~~

GEN 2 (Full Electric)

- Patent-pending designs developed by AMP
- Leverages the electric drive train with a mass-produced chassis to deliver a highway-capable, 100% electric vehicle that meets the range and performance requirements of large commercial delivery companies
- Approved for incentive funding in New York, California, and Chicago

Conventional, Liquid Propane Gas and Compressed Natural Gas

- Navistar built 15,909 commercial chassis between 2008 and mid-2012
- Increasing demand from fleet operators for LPG and CNG
- AMP will continue to offer these products given the robust demand

Underlying both the E-GEN and the GEN 2 electric trucks is AMP's innovative battery pack.

Featuring world-class Japanese 18650 cells, the same type of cells used in the Tesla Model S

Negotiated a supply agreement with major Japanese battery manufacturer for 18650 cells

Coupled with AMP's proprietary battery management system, the battery pack can be sized to meet the varying range requirements of fleet customers

E-GEN WORKHORSE W88 CHASSIS LAYOUT:

DEPLOYING THE SAME PANASONIC BATTERY AS TESLA

WORKHORSE

AMP's patent-pending E-GEN-power train is unmatched by any other power train supplier.


Rear axle
with integrated
parking brake
WORKHORSE
W88 Chassis Layout
AMP controls and
power distribution
60 KWh Li-ion Battery
Pack with integrated
BMS and HVIL protection
AMP E-Gen Drivetrain
On-board
J1772 Charger

VALUE DRIVERS

WORKHORSE

Competitive Advantages

- **Workhorse brand is well received**
- **Compelling Value Proposition**
  - AMP products provide breakthroughs in fuel and maintenance efficiency, and environmental impact
  - Acquisition of the Workhorse plant and proprietary technological advancements allow AMP to enter the truck market for a fraction of the estimated $500m investment to launch a new truck
  - E-GEN breaks even in 3 years and is much more cost effective than diesel over the long term
  - E-GEN gets the equivalent of 20 mpg versus 7.5 mpg for the competitors
  - Regenerative braking technology offers superior cost advantages over traditional brakes / brake pads
- **Scalable**
  - Union City plant has the capacity to produce 60,000 units per year

Sizable Market

- **Addressable attractive margin markets:** Significant opportunity for recurring revenue in the $1.3 billion per year strip chassis market
- **Game changing technology** validated by state energy authorities and lead customers
- **Strategic partnerships** with industry leaders and transportation technology pioneers

Patents and Achievements

- 6 issued and 2 pending or provisional patents
- **Approved for incentive funding:**
- New York Truck VIP, California HVIP, Drive Clean Chicago

CONTACT INFORMATION

WORKHORSE

For more information, please contact:

David Weinstein

Dawson James Securities

Office: 561.208.2935

Mobile: 561.302.1897

Email: dweinstein@dawsonjames.com

Company Website: www.ampelectricvehicles.com